EXHIBIT 99(B)
                          CERTIFICATE OF INCORPORATION


                                       OF

                                 UB NEWCO CORP.

      The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of New Jersey and the New Jersey Business Corporation Act, N.J.S.A. 14A:1-1 et seq., hereby certifies that:

FIRST:      The name of the Corporation is UB NEWCO CORP.

SECOND:     The address of the Corporation's registered office in the State of New Jersey is 64 Old Highway 22, Clinton, New Jersey 08809. Anthony J. Feraro is the Corporation's registered agent at that address.

THIRD:      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the New Jersey Business Corporation Act.

FOURTH:     (a) Authorized Stock. The total authorized capital stock of the corporation shall be 13,000,000 shares, consisting of 12,500,000 shares of common stock and 500,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock shall constitute a single class and shall be without nominal or par value. The shares of Preferred Stock of each class or series shall be without nominal or par value, except that the initial issuance of any class or series, adopted by the Board of Directors as provided herein, may provide that shares of any class and/or series shall have a specified par value per share in which event all of the shares of such class or series shall have the par value per share so specified.

            (b) Authorization to Designate Preferred Stock. The Board of Directors of the corporation is expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

                (i) The distinctive designation of the class or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

                (ii) The dividend rate of the shares of the class or series whether dividends will be cumulative, and, it so, from what date or dates;

                (iii) The price or prices at which, and the terms and conditions on which the shares of the class or series may be redeemed at the option of the Corporation;

                (iv) Whether or not the shares of the class or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the


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                terms and provision relative to the operation thereof;

                (v) Whether or not the shares of the class or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other term and conditions of such conversion or exchange;

                (vi) The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                (vii) Whether or not the shares of the class or series will have priority over, parity with, or be junior to the share of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of Shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock or Common Stock ranking junior to the shares of the class or series

                (viii) Whether the class or series will have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

                (ix) Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that class or series.

            (c) Designation of 10% Cumulative Convertible Preferred Stock, Series A.

                (1) Of the Preferred Stock authorized hereby, this provision sets forth a statement of the designations, numbers, relative rights and preferences of a class of equity interests which shall be named "10% Cumulative Convertible Preferred Stock, Series A" (herein called "Series A Preferred Stock") which shall consist of 103,500 shares, no par value.

                (2) Dividends.

                    (a) The holder of each share of Series A Preferred Stock
                shall be entitled to receive out of any funds legally available therefor, when and as declared by the Board of Directors, preferential dividends thereon at the annual rate of 10% of a stated value of $50 per share (the "Stated Value"), and no more, payable quarterly on January 15, April 15, July 15 and October 15 or on such other date or dates as may be determined by the Board of Directors. Those dividends shall accrue daily and shall be cumulative.

                    (b) No dividends shall be declared or paid or set apart for payment on any series of preferred stock or any class of capital stock of the Company ranking, as to dividends, on a parity with or junior to this Series A Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on this Series A Preferred Stock for all past dividend payment periods. When full cumulative dividends for all past dividend periods are not paid or provided for, as aforesaid, upon the shares of this Series A Preferred Stock and any other series of preferred stock and any other


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                class of capital stock of the Company ranking, as to dividends, on a parity with this Series A Preferred Stock (herein referred to as "Dividend Parity Stock"), all dividends declared upon shares of this Series A Preferred Stock and any other Dividend Parity Stock shall be declared pro rata so that the amount of dividends declared per share on this Series A Preferred Stock and all other Dividend Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series A Preferred Stock and such other Dividend Parity Stock bear to each other. Holders of shares of this Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series A Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on this Series A Preferred Stock which may have accumulated or be in arrears.

                    (c) So long as any shares of this Series A Preferred Stock are outstanding, no dividend, other than a dividend in (i) shares of the Common Stock, without par value, of the Company or
                (ii) in any other stock of the Company ranking junior to this Series A Preferred Stock as to dividends and upon liquidation and other than as provided in paragraph (b) of this Section 2, shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock or upon any other stock of the Company ranking junior to or on a parity with this Series A Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Company ranking junior to or on a parity with this Series A Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Company or any subsidiary thereof (except by conversion into or exchange for stock of the Company ranking junior to this Series A Preferred Stock as to dividends and upon liquidation) unless, in each case, full cumulative dividends on all outstanding shares of this Series A Preferred Stock shall have been paid for all past dividend payment periods.

                (3) Liquidation Rights. In the event of a Liquidation Event (as defined herein), the holders of Series A Preferred Stock shall be entitled to receive from the assets of the Company, whether represented by capital stock, paid-in capital or retained earnings, payment in cash of an amount equal to the aggregate Liquidation Value (as defined herein) of such Series A Preferred Stock plus a further amount equal to the sum of (i) the amount calculated to yield to a holder of Series A Preferred Stock a rate of return of 10% per annum on the Stated Value of the Series A Preferred Stock (taking into account any dividends or distributions previously paid to holders of Series A Preferred Stock), and (ii) the amount of any dividends that have been declared on the Series A Preferred Stock but which remain unpaid, before any distribution of assets shall be made to the holders of Common Stock or any other equity securities of the Company ranking junior to this Series A Preferred Stock upon liquidation. If, upon such Liquidation Event, the assets distributable to the holders of Series A Preferred Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then such assets shall be distributed ratably among the shares of Series A Preferred Stock and any shares of any other series of preferred stock and any other class of stock of the Company ranking on a parity with the shares of this Series A Preferred Stock upon such a Liquidation Event, in proportion to the full amounts to which holders of all such shares which are on a parity with the shares of this Series A Preferred Stock are respectively entitled upon a Liquidation Event.


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                    The liquidation value of each share of Series A Preferred
                Stock shall initially be equal to $50 per share (the "Liquidation Value"). In the event that the Company shall (1) pay a dividend with respect to Series A Preferred Stock in shares of its Series A Preferred Stock, (2) subdivide its outstanding shares of Series A Preferred Stock, or (3) combine its shares of Series A Preferred Stock into a smaller number of shares, the Liquidation Value in effect immediately prior thereto shall be adjusted so that the holder of any share of Series A Preferred Stock thereafter surrendered for liquidation shall be entitled to receive from the Company cash in the amount such holder would have been entitled to receive had such share of Series A Preferred Stock been liquidated immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (iii) shall become effective (i) upon the effective date of a subdivision or combination and (ii) upon the record date in the case of a distribution of shares.

                    After payment in full to the holders of Series A Preferred
                Stock pursuant to the two preceding paragraphs, the holders of Series A Preferred Stock shall have no further claim to the assets of the Company.

                    For the purposes hereof, the term "Liquidation Event" shall mean any merger or consolidation in which the Company is not the surviving entity, or the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

                (4) Voting Rights. Holders of Series A Preferred Stock shall have no right to vote at any meeting of stockholders or otherwise and shall not be entitled to notice of any such meeting, except in each case as may be specifically required by the New Jersey Business Corporation Act, as amended from time to time.

                (5) Conversion.

                    (a) The Series A Preferred Stock may be converted by any
                holder at any time after the date of issuance at the election of the holder. The Company has the right to require conversion into common stock at any time after twenty-four (24) months from the date of issuance of the preferred stock. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of this Series A Preferred Stock or the Company may convert the shares of this Series A Preferred Stock into validly issued, fully paid and nonassessable shares of Common Stock at a $7.25 per share basis (the "Conversion Rate") which is equal to
                6.897 shares of Common Stock for each share of this Series A Preferred Stock by surrendering the shares to be converted, in the manner provided in paragraph (b) of this Section 5 below; provided however, that if the Company shall have called some or all of the shares of this Series A Preferred Stock for redemption, such right shall terminate on the close of business on the third business day next preceding the date fixed for redemption unless the Company has defaulted in making or providing for the payment due on the date fixed for redemption. In addition, the Company may convert the Series A Preferred Stock into validly issued, fully paid shares of Common Stock at the Conversion Rate at any time after twenty-four (24) months from the issuance date of the Series A Preferred Stock and after the Common Stock has closed at $7.25 or above for ten out of any fifteen consecutive trading days. Anything herein to the contrary notwithstanding, the shares of this Series A Preferred Stock shall become immediately convertible under the circumstances, and subject to the terms and conditions, set forth in paragraph (i) of this Section 5 below.

                    (b) (1) In order to exercise the conversion privilege, the holder of each share of this Series A Preferred Stock to be converted shall surrender the certificate representing such share to the Conversion Agent for this Series A Preferred Stock


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


                    appointed for such purpose by the Company (the "Conversion Agent"), or, if no Conversion Agent has been appointed or if the holder has not received notice of such appointment, then to the Company, with the Notice of Election to Convert on the back of said certificate duly completed and signed at the principal office of the Conversion Agent or the Company, as the case may be. Unless the shares issuable on conversion are to be issued in the same name as the name in which the shares of this Series A Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or its duly authorized attorney and by funds in an amount sufficient to pay any transfer or similar tax.

                         (2) The holders of shares of this Series A Preferred
                    Stock at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Record Date. Except as provided above, the Company shall make no payment or adjustment for accrued and unpaid dividends on shares of this Series A Preferred Stock, whether or not in arrears, on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

                         (3) As promptly as practicable after the surrender by a
                    holder of the certificates for shares of this Series A Preferred Stock in accordance with this paragraph (b), the Company shall issue and shall deliver at the office of the Conversion Agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of those shares in accordance with the provisions of this paragraph (b)(3), and any fractional interest in respect of a share of Common Stock arising upon the conversion shall be settled as provided in paragraph (c) of this Section 5 below.

                         (4) Each conversion shall be deemed to have been
                    effected as of the close of business on the date on which all of the conditions specified in paragraph (b)(1) of this
                    Section 5 above shall have been satisfied, and, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate in effect at such time on such date. All shares of Common Stock delivered upon conversion of this Series A Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges are not subject to any preemptive rights. Upon the surrender of certificates representing shares of this Series A Preferred Stock to be converted, the shares will no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided (including without limitation any dividend payable as specified in paragraph (b)(2) of this Section 5 above).

                    (c) No fractional shares or securities representing
                fractional shares of Common Stock shall be issued upon conversion of this Series A Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of this Series A Preferred Stock shall be paid in cash (computed to the nearest cent) based on the price (as defined in paragraph (d)(4) of this Section 5 below) of the Common


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                Stock on the Trading Day (as defined in paragraph (d)(4) below)
                next preceding the day of conversion.

                    (d) The "Conversion Rate" per share of this Series A
                Preferred Stock shall be subject to adjustment from time to time as follows:

                         (1) In case the Company shall (1) pay a dividend or
                    make a distribution on its Common Stock in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, or (3) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such event shall be proportionately adjusted so that the holder of any share of this Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Common Stock of the Company which such holder would have been entitled to receive had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph
                    (d)(1) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in paragraph (d)(7) of this Section 5 below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Rate then in effect shall be appropriately readjusted.

                         (2) In case the Company shall issue rights or warrants
                    to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock, at a price per share less than the Current Market Price (as defined in paragraph (d)(4) of this Section 5 below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Rate in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Current Market Price at that record date, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock for subscription or purchase. The adjustment provided for in this paragraph (d)(2) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in paragraph (d)(7) of this Section 5 below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.


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                         (3) In case the Company shall distribute to all holders
                    of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in paragraph (d)(2) of this Section 5 above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the Conversion Rate determined by multiplying the Conversion
                    Rate in effect immediately prior to the date of the distribution by a fraction the numerator of which shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made, in good faith, shall be conclusive) of that portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in paragraph
                    (d)(4) of this Section 5 below, after the record date for the determination of stockholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

                         (4) For the purpose of any computation under paragraphs
                    (d)(2) or (d)(3) of this Section 4 above, the "Current Market Price" of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (i) the last reported sale price of the Common Stock during normal market hours, exclusive of extended trading hours, as reported on the National Market system of the National Association of Securities Dealers, Inc. Automated Quotation System (the "Nasdaq National Market System"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotation for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause
                    (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the National Association of Securities Dealers selected by the Company. As used herein the term "Trading Days" means (x) if the Common Stock is quoted on the Nasdaq National Market System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days


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                    on which quotations are reported by the National Quotation
                    Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

                         (5) No adjustment in the Conversion Rate shall be
                    required unless such adjustment (plus other adjustments postponed pursuant to this paragraph (d)(5)) would require a change of at least one percent in the Conversion Rate; provided, however, that any adjustments which by reason of this paragraph (d)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided, further, that adjustment shall be required and made in accordance with the provisions of this
                    Section 5 (other than this paragraph (d)(5)) not later than the earlier of one year following the date upon which the adjustment would otherwise be required to be made and such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 5 shall be made to the nearest cent or the nearest one hundredth of a share, as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Rate, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from retained earnings) hereinafter made by the Company to its stockholders shall be a tax free distribution for federal income tax purposes.

                         (6) Whenever the Conversion Rate is adjusted, as herein
                    provided, the Company shall promptly file with the Conversion Agent an officers' certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of this Series A Preferred Stock at such holder's last address as shown on the stock books of the Company.

                         (7) In any case in which this Paragraph (d) provides
                    that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of this Series A Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to paragraph (c) of this Section 5 above.

                    (e) If:

                         (1) the Company shall authorize the granting to the
                    holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or


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


                         (2) there shall be any reclassification of the Common
                    Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party, or any sale or transfer of all or substantially all the assets of the Company, or

                         (3) there shall be a voluntary or an involuntary
                    dissolution liquidation or winding up of the Company;

                    then the Company shall cause to be filed with the Conversion
                Agent, and shall cause to be mailed to the holders of shares of this Series A Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution of rights or warrants are to be determined or (ii) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this paragraph (e).

                    (f) (1) The Company covenants that it will at all times
                reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effective conversions of this Series A Preferred Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of this Series A Preferred Stock not theretofore converted. For purposes of this paragraph (f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of this Series A Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

                         (2) Before taking any action which would cause an
                    adjustment reducing the Conversion Rate below the then par value (if any) of the shares of Common Stock deliverable upon conversion of this Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

                         (3) The Company will list the shares of Common Stock
                    required to be delivered upon conversion of this Series A Preferred Stock, prior to the delivery, upon each national securities exchange, if any, or with the NASDAQ National Market, upon which the outstanding Common Stock is listed at the time of delivery.

                         (4) Prior to the delivery of any securities which the
                    Company shall be obligated to deliver upon conversion of this Series A Preferred Stock, the Company will comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

                    (g) The Company will pay any and all documentary stamp or
                similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of this Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of this Series A Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting the issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that the tax has been paid.

                    (h) In case of any reclassification or change of outstanding shares of Common Stock (other than change in par value, or as a result of subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that requires the vote of the holders of Common Stock or that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of this Series A Preferred Stock then outstanding shall, in connection with such transaction, have the right to convert the shares of this Series A Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of this Series A Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

                    (i) In the event that the Company shall consummate any
                consolidation or merger or similar business combination, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted into stock, securities or cash or any other property, or any combination thereof, then provision shall be made so that shares of this Series A Preferred Stock that are not immediately converted and receive the consideration provided in paragraph (h) of this Section 5, shall, in connection with such consolidation, merger or similar business combination, be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation the same powers, preferences and relative rights, and the qualifications, limitations or restrictions thereon, that this Series A Preferred Stock had immediately prior to the transaction, except that after such transaction each share of this Series A Preferred Stock shall be immediately convertible into the nature and kind of consideration so receivable by a holder of the number of shares of Common Stock into which such shares of this Series A Preferred Stock could have been converted immediately prior to such transaction. The rights of this Series A Preferred Stock as preferred stock of such successor or resulting corporation shall successively be subject to adjustments pursuant to paragraph (d) of this Section 5 hereof after any such transaction as nearly equivalent as practicable to the adjustment provided for by such paragraph prior to such transaction. The Company shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of this Series A Preferred Stock (other than such shares that are converted pursuant to paragraph (h) of this Section 5) shall be assumed and authorized by the successor or resulting corporation as aforesaid.

            (6) Redemption.

                    (a) At any time after twenty-four (24) months from the
                issuance date of the Series A Preferred Stock, shares of this Series A Preferred Stock shall be redeemable by the Company in whole or, from time to time, in part at the Company's option at $50 per share, plus in each case an amount equal to all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

                    (b) In the event that fewer than all the outstanding share of this Series A Preferred Stock are to be redeemed as permitted by this Section 6, the number of shares to be redeemed shall be determined by the Board of Directors, and the shares to be redeemed shall be determined on a pro rata basis by the Board of Directors unless such other method is required to comply with any rule or regulation of any stock exchange upon which the shares of this Series A Preferred Stock may at any time be listed.

                    (c) Notice of any redemption of shares of this Series A
                Preferred Stock, specifying the date fixed for redemption (herein referred to as the "Redemption Date") and place of redemption, shall be given by first class mail to each holder of record of the shares to be redeemed, at his address of record, not more than sixty (60) nor less than thirty (30) days prior to the Redemption Date. Each such notice shall also specify the redemption price applicable to the share to be redeemed and that dividends on shares to be redeemed shall cease to accrue and accumulate on the Redemption Date. If less than all the shares owned by such stockholder are then to be redeemed, the notice shall also specify the number of shares thereof which are to be redeemed and the fact that a new certificate or certificates representing any unredeemed shares shall be issued without cost to such holder.

                    (d) Notice of redemption of shares of this Series A
                Preferred Stock having been given as provided in paragraph (c) of this Section 6, then, unless the Company shall have defaulted in providing for the payment of the redemption price and an amount equal to all accrued and unpaid dividends to the Redemption Date, dividends shall cease to accrue on the shares of this Series A Preferred Stock called for redemption at the Redemption Date, all rights of the holders thereof (except the right to receive the redemption price and all accrued and unpaid dividends to the Redemption Date) shall cease with respect to such shares and such shares shall not, after the Redemption Date, be deemed to be outstanding and shall not have the status of preferred stock. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                    (e) Any shares of this Series A Preferred Stock which shall at any time have been redeemed or converted shall, after such redemption or conversion, have the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                    (f) In the event that full cumulative dividends on this
                Series A Preferred Stock have not been paid or declared and set apart for payment for all past Dividend Periods, no shares of this Series A Preferred Stock shall be redeemed unless all outstanding shares of this Series A Preferred Stock are simultaneously redeemed, and neither the Company nor any entity directly or indirectly controlled by the Company shall purchase or otherwise acquire any shares of this Series A Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of all outstanding shares of this Series A Preferred Stock or pursuant to the exercise of the conversion right provided in Section 5.

                    (g) Shares of this Series A Preferred Stock are not subject or entitled to the benefit of a sinking fund.

                (7) Severability. If any provision of this Certificate of
            Designations or any application of such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions hereunder shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent the provisions of this Certificate of Designations may be inconsistent with any other provision of the Certificate of Incorporation, this Certificate of Designations shall be controlling.

                (8) Priorities. For the purposes hereof, any stock of any series or class of the Company shall be deemed to rank:

                    (a) prior to the shares of this Series A Preferred Stock, as to dividends or upon liquidation, if the holders of such series or class shall be entitled to the receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in preference or priority to the holders of shares of this Series A Preferred Stock;

                    (b) on a parity with shares of this Series A Preferred
                Stock, as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series A Preferred Stock; and

                    (c) junior to shares of this Series A Preferred Stock, as to dividends or upon liquidation, if such stock shall be Common Stock or if the holders of shares of this Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in preference or priority to the holders of shares of such series or class.

FIFTH:          The name and mailing address of the incorporator is:

                      Jared M. Witt, Esq.
                      Windels Marx Lane & Mittendorf
                      120 Albany Street Plaza
                      New Brunswick, NJ 08901

SIXTH:          The Corporation is to have perpetual existence.

SEVENTH:        (a) The number of directors constituting the entire Board of
Directors shall be not less than three (3) nor more than twenty-five (25) as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be eleven (11) until otherwise fixed by a majority of the entire Board.

                (b) The Board of Directors shall be divided into three
(3) classes, as nearly equal in

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


number as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. At the first annual meeting of stockholders, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

EIGHTH:         The Board of Directors shall have the power to make, alter or repeal the By-laws of the Corporation, subject to the right of the stockholders of the corporation to alter or repeal any By-law made by the Board of Directors.

NINTH:          (a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the New Jersey Business Corporation Act.

                (b) (i) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, in itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

                    (ii) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which a court of competent jurisdiction shall deem proper.

                    (iii) The right to indemnification conferred in this Article Ninth shall also include the right to be paid by the Corporation the expenses incurred in connection any such proceeding in advance of its final disposition to the fullest extent permitted by the New Jersey Business Corporation Act.

                    (iv) The Corporation may, by action of its Board of directors, provide indemnification to such of the employees and agents of the Corporation and such other persons serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise to such extent and to such effect as is permitted by the New Jersey Business Corporation Act and that Board of Directors shall determine to be appropriate.

                (c) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expenses, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the New Jersey Business Corporation Act.

                (d) The right to indemnification conferring in this Article
            Ninth shall be a contract right. The rights and authority conferred in this Article Ninth shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

                (e) No amendment, modification or repeal of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the Corporation, nor, to the fullest extent permitted by the New Jersey Business Corporation Act, any amendment, modification or repeal of law shall eliminate or reduce the effect of this Article Ninth or adversely affect any right or protection then existing hereunder in respect of any acts or omissions occurring prior to such amendment, modification, repeal or adoption.

TENTH:      The election of directors of the Corporation need not be by written ballot, unless the By-laws of the Corporation otherwise provide.

ELEVENTH:   From time to time any of the provisions of this Certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of New Jersey at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Eleventh.

TWELFTH:    The following named persons shall constitute the first Board of
Directors of the Corporation and shall hold office until the first annual shareholders' meeting or until their successors are elected and qualified:

David D. Dallas                     Allen Tucker
Anthony J. Feraro                   Peter P. DeTommaso
Charles S. Loring                   Frank Ali
Mark S. Brody                       Robert H. Dallas II
Samuel Stothoff                     Anthony J. Feraro
James A. Hughes

The address for all directors is as follows:

      c/o Unity Bancorp, Inc.
      64 Old Highway 22
      Clinton, NJ 08809


      THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the New Jersey Business Corporation Act, does make this certificate, hereby certifying and declaring that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this 20th day of June, 2002.




                                          /s/ JARED M. WITT
                                          ---------------------------
                                          Jared M. Witt